                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                 As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Registration Statement Nos. 33-9038, 33-47600 and 333-90367) and
                 Registration Statement on Form S-3 (Registration Statement No. 33-50286).




                 ARTHUR ANDERSEN LLP

                 /s/ Arthur Andersen LLP



                 Cleveland, Ohio
                 March 30, 2001